Supplement to the
Fidelity® Small Cap Growth K6 Fund
September 29, 2017
Prospectus

Effective the close of business on February 2, 2018, new positions in Fidelity® Small Cap Growth K6 Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on February 2, 2018, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by February 2, 2018, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by February 2, 2018, and 3) by transition from Fidelity® Small Cap Growth Fund within employer-sponsored retirement plans. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information supplements information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Effective June 1, 2018, Jennifer Fo and Slava Kruzement-Prykhodko have been named interim co-managers of the fund while the fund’s portfolio manager, Patrick Venanzi, is on a leave of absence from the firm. Mr. Venanzi is expected to return on August 30, 2018. Accordingly, the following information will supplement the information for Mr. Venanzi beginning June 1, 2018.

Jennifer Fo (interim co-manager) and Slava Kruzement-Prykhodko (interim co-manager) have managed the fund since June 2018.

The following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of a qualifying fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

The following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares - Eligibility".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of a qualifying fund. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about fund shares.

Shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

The following information supplements the biographical information for Patrick Venanzi found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Effective June 1, 2018, Jennifer Fo and Slava Kruzement-Prykhodko have been named interim co-managers of the fund while the fund’s portfolio manager, Patrick Venanzi, is on a leave of absence from the firm. Mr. Venanzi is expected to return on August 30, 2018. Accordingly, the following information will supplement the information for Mr. Venanzi beginning June 1, 2018.

Jennifer Fo is interim co-manager of the fund, which she has managed since June 2018. She also manages other funds. Since joining Fidelity Investments in 2009, Ms. Fo has worked as a research analyst and portfolio manager.

Slava Kruzement-Prykhodko is interim co-manager of the fund, which he has managed since June 2018. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Kruzement-Prykhodko has worked as a research analyst and portfolio manager.

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